SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

                                  FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of Earliest Event Reported): March 6, 2003

                         CIB MARINE BANCSHARES, INC.
           (Exact Name of Registrant as Specified in Its Charter)

                                  WISCONSIN
               (State or Other Jurisdiction of Incorporation)

          000-24149                               37-1203599
   (Commission File Number)           (IRS Employer Identification No.)

   N27 W24025 PAUL COURT, PEWAUKEE, WISCONSIN                    53072
   (Address of Principal Executive Offices)                    (Zip Code)

                               (262) 695-6010
            (Registrant's Telephone Number, Including Area Code)







   ITEM 9.   REGULATION FD DISCLOSURE

        Incorporated by reference is a letter to shareholders mailed by the registrant on March 6, 2003, filed concurrently herewith as
   Exhibit 99, relating to the availability of the registrant's financial results as of, and for, the twelve months ended December 31, 2002.


                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CIB MARINE BANCSHARES, INC.

   Dated:    March 6, 2003            By:  /s/ Steven T. Klitzing
                                           ------------------------------
                                           Steven T. Klitzing
					   Senior Vice President and
                                             Chief Financial Officer



                                EXHIBIT INDEX
                                -------------


   Exhibit Number      Description of Exhibit
   --------------      ----------------------
        99             Letter to Shareholders
                       mailed March 6, 2003